UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________ FORM 8-K ________________
CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009
Micrus Endovascular Corporation (Exact name of registrant as specified in its charter)
000-51323 (Commission File Number)
Delaware (State or other jurisdiction of incorporation)	23-2853441 (IRS Employer Identification No.)
821 Fox Lane San Jose, CA 95131 (Address of principal executive offices with zip code)
(408) 433-1400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2009, Micrus Endovascular Corporation (“Micrus”) issued a press release reporting its financial results for the fiscal quarter and fiscal year ended March 31, 2009. A copy of this press release is attached as Exhibit 99.1 hereto.

Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations and are subject to the limitations listed therein and in Micrus’ other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated May 7, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)

Date: May 7, 2009	By: /s/ Gordon T. Sangster Gordon T. Sangster Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 7, 2009